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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                Date of Report (Date of earliest event reported)


                       January 7, 2000 (December 20, 1999)


                                  ABGENIX, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


          000-24207                              94-3248826
          ---------                              ----------
  Commission File Number           (I.R.S. Employer Identification Number)


                              7601 Dumbarton Circle
                            Fremont, California 94555
                            -------------------------
                    (Address of principal executive offices)

                                 (510) 608-6500
                                 --------------
              (Registrant's telephone number, including area code)


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                                  ABGENIX, INC.
                                    FORM 8-K
                                 JANUARY 7, 2000


ITEM 5.  OTHER EVENTS

         On December 20, 1999, Abgenix announced that it will become the sole owner of the XenoMouse-TM- by acquiring all of the interest in the technology owned by JT America Inc. The press release has been filed as an exhibit to this Report on Form 8-K.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                       ABGENIX, INC.

Date:  January 6, 1999



                                       /s/ R. SCOTT GREER
                                       ---------------------------------------
                                       R. Scott Greer
                                       President and Chief Executive Officer




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS  (in accordance with Item 601 of Regulation S-K)


          99.1 Press Release of Abgenix regarding the sole ownership of XenoMouse fully human antibody.




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                                  ABGENIX, INC.

                               Report on Form 8-K
                              dated January 7, 2000


                                INDEX TO EXHIBITS


     EXHIBIT
      NUMBER                            EXHIBIT NAME
------------------- ----------------------------------------------------------

      99.1 Press Release of Abgenix regarding the sole ownership of XenoMouse fully human antibody.